SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
[X]  Definitive Proxy Statement          Only (as permitted by Rule 14a 6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant toss.240.14a-11(c) or ss.240.14a-12


                              SFSB Holding Company
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is  offset as  provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
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         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
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
                              SFSB HOLDING COMPANY

                                Parent Company of

                          STANTON FEDERAL SAVINGS BANK

 900 Saxonburg Boulevard * Pittsburgh, Pennsylvania 15223 * Phone (412) 487-4200


April 1, 2002

Dear Stockholder:

         On behalf of the Board of Directors and management of SFSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending December 31, 2002. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

     Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card. Please note that if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

                                   Sincerely,


                                    /s/Barbara J. Mallen
                                    -----------------------------
                                    Barbara J. Mallen
                                    President

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2002
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFSB Holding Company (the "Company"), will be held at Company's Office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m., local time, for the following purposes:

1.   To elect two directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /S/Joseph E. Gallagher
                                       -------------------------
                                       Joseph E. Gallagher
                                       Secretary
Pittsburgh, Pennsylvania
April 1, 2002

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IMPORTANT:  THE PROMPT  RETURN OF PROXIES  WILL SAVE THE  COMPANY THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
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                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFSB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Company's office at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 1, 2002.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of two directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Joseph E. Gallagher, at 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 499,535 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such directors shall be elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

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                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.
                                                               Percent of Shares
                                        Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership     Outstanding(%)
------------------------------------    --------------------     --------------

Stanton Federal Savings Bank                   57,799 (1)            11.6
Employee Stock Ownership Plan ("ESOP")
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania  15223

Joseph E. Gallagher                            28,072 (2)             5.5
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania  15223

Barbara J. Mallen                              33,599 (2)             6.6
900 Saxonburg Boulevard
Pittsburgh, Pennsylvania  15223

(Footnotes on following page)

 ----------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors Mary Lois Loftus, Timothy R. Maier, and Jerome L. Kowalewski to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 23,302 shares have been allocated under the ESOP to participant accounts.

(2)  See "Proposal I - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, except for Barbara J. Mallen and Timothy R. Maier, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. Due to an administrative error, Ms. Mallen and Mr. Maier each failed to file timely Forms 4. Ms. Mallen failed to report one transaction timely. Mr. Maier failed to report seven transactions timely. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that directors be divided into four classes, as nearly equal in number as possible, each class to serve for a four year period, with approximately one-fourth of the directors elected each year. The Board of Directors currently consists of five members, each of whom also serves as a director of Stanton Federal Savings Bank (the "Bank"). Two directors will be elected at the Meeting, each to serve for a four-year term or until her successor has been elected and qualified.

         Mary Lois Loftus and Timothy R. Maier (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees are currently members of the Board and have been nominated for four-year terms to expire in 2006.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                      Shares of
                                                                                    Common Stock
                                                                                    Beneficially
                                                      Year First       Current       Owned as of
                                                      Elected or       Term to        March 1,           Percent
            Name and Title                Age(1)     Appointed(2)      Expire          2002 (3)        Owned (%)
            --------------                ------     ------------      ------          --------        ---------

BOARD NOMINEE FOR TERM TO EXPIRE IN 2006
Mary Lois Loftus                            72           1995           2002         10,548(4)            2.1
Director

Timothy R. Maier                            42           1986           2002         22,033(4)            4.4
Chairman of the Board

DIRECTORS CONTINUING IN OFFICE
Jerome L. Kowalewski                        58           1993           2003          9,258(4)            1.8
Director

Joseph E. Gallagher                         50           1989           2004         28,072               5.5
Senior Vice President, Secretary,
and Director

Barbara J. Mallen                           59           1972           2005         33,599               6.6
President and Director

Directors and executive officers                                                    103,510              19.7
of the Company as a group
(5 persons)

--------------------------------
(1)      At December 31, 2001.
(2)      Refers to the year the individual first became a director of the Bank.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options under the Stock Option Plan within 60 days of the record date: Mary Lois Loftus - 2,178, Timothy R. Maier - 2,178, Jerome L. Kowalewski - 2,178, Joseph
         E. Gallagher - 8,712 and Barbara J. Mallen - 10,890.
(4) Excludes 57,799 shares of common stock held under the ESOP and 19,991 shares of unallocated common stock held under the RSP, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors of the Bank in October 1997 became directors of the Company at that time. All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEE FOR DIRECTOR:

         Mary Lois Loftus is a retired real estate agent and the former owner of Loftus Florist in the local Pittsburgh area.

         Timothy R. Maier is the owner of two insurance agencies in the local Pittsburgh area. Mr. Maier is the Past President of the Rotary Club of Lawrenceville and a member of the Lawrenceville Corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS:

         Jerome L. Kowalewski is the majority shareholder and President of Al & Bob's Auto Parts Inc., in the local Pittsburgh area. Mr. Kowalewski is a member of the Lawrenceville Corporation.

         Joseph E. Gallagher is Senior Vice President and Secretary of the Bank and Company. Mr. Gallagher has been employed by the Bank since 1979.

         Barbara J. Mallen is the President of the Bank and the Company. Ms. Mallen has been employed by the Bank since 1960. Ms. Mallen is a member of the Lawrenceville Corporation and past Director of the Western Pennsylvania League of Savings Associations.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of the Board of Directors and through the Company's and the Bank's committees. During 2001, the Board of Directors of the Company held a total of three meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his or her service. In addition to other committees of the Company and the Bank, as of December 31, 2001, the Company had a Nominating Committee and the Bank had a Compensation Committee and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met once during the 2001 fiscal year.

         The Compensation Committee is comprised of Directors Maier and Loftus. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met once during the 2001 fiscal year.

         The Audit Committee is comprised of Directors Kowalewski, Maier, and Loftus. The Audit Committee is a standing committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the independent accountants to discuss the results of the annual audit and any related matters. The committee met once in fiscal year 2001. The Board of Directors has not adopted a written audit committee charter for the audit committee. The Company's common stock is not traded on an exchange or Nasdaq. Accordingly, an audit committee charter is not required to be adopted.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with S. R. Snodgrass, A.C. ("Snodgrass") the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Timothy R. Maier - Chairman
                  Jerome L. Kowalewski
                  Mary Lois Loftus

Audit Fees

         The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB were approximately $19,000.

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, Snodgrass did not render to the Company or its consolidated subsidiary any professional services for financial information systems design and implementation. Accordingly, there were no fees billed for fiscal 2001 by Snodgrass to the Company or its consolidated subsidiary.

All Other Fees

         The aggregate fees billed by Snodgrass to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2001 fiscal year were approximately $24,000.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above was compatible with maintaining Snodgrass' independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each director is paid quarterly and total aggregate fees paid to the directors for the year ended December 31, 2001 were approximately $53,000. Directors are not paid for committee meetings.

         In addition, the Bank has maintained a Directors Consultant and Retirement Plan ("DRP") for all of its directors. The DRP provides retirement benefits to the directors of the Bank based upon the number of years of service to the Bank's board, which must be at least 5 years. If a director agrees to become a consulting director to the Bank's board upon retirement, he or she will receive a monthly payment of between $450 to $650 for 5 years or until death, whichever is earlier. Benefits under the DRP will begin upon a director's retirement. In the event there is a change in control, all directors will be presumed to have not less than 5 years of service and each director will receive a lump sum payment equal to the present value of future benefits payable. During 2001, there were no payments made by the Bank under the DRP plan.

         Under the 1998 Stock Option Plan, each non-employee director was granted options to acquire 3,630 shares of Common Stock and Ms. Mallen and Mr. Gallagher, respectively, were granted options to acquire 18,150 and 14,520 shares of Common Stock. The exercise price of the options is the fair market value of the Common Stock on the date of grant. The options granted to all directors are exercisable at the rate of 20% commencing on October 20, 1999.

         Under the RSP, each non-employee director was awarded 1,452 shares of Common Stock and Ms. Mallen and Mr. Gallagher, respectively, were awarded 7,260 and 5,808 shares of Common Stock. All directors will earn shares awarded to them at the rate of 20% per year commencing on October 20, 1999. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the named executive officers of the Company. No other executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                              Long-Term Compensation
                                                              ----------------------
                                     Annual Compensation             Awards
                                     --------------------     ----------------------
                                                                             # Securities
                                                              Restricted      Underlying
Name and                   Fiscal                                Stock         Options/         All Other
Principal Position          Year    Salary ($)  Bonus ($)   Award(s)($)(1)      SARs(2)      Compensation($)
------------------          ----    ----------  ---------   --------------   -----------     ---------------
Barbara J. Mallen           2001     123,000      30,000          --              --             61,000(3)
President                   2000     114,600      24,000          --              --             23,960
                            1999     104,400      23,000      67,155          18,150             48,125

Joseph E. Gallagher         2001      87,600      21,000          --              --             64,620(4)
Senior Vice President       2000      81,600      17,000          --              --             13,000
  and Secretary             1999      72,000      16,500      53,724          14,520             24,720

-----------------------------
(1) For Ms. Mallen and Mr. Gallagher, represent awards of 7,260 and 5,808 shares of Common Stock, respectively, under the RSP as of October 20, 1998 on which date the market price of such stock was $9.25 per share. Such stock awards became non-forfeitable for Ms. Mallen and Mr. Gallagher at the rate of 1,452 and 1,161 shares per year, respectively, commencing on October 20, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. At December 31, 2001, 2,904 shares with a market value of $40,946 at such date (based upon the closing price of $14.10 per share at such date) remains unvested for Ms. Mallen. For Mr. Gallagher, at December 31, 2001, 2,325 shares with a market value of $32,783 on such date (based upon the closing price of $14.10 per share at such date) remains unvested.
(2)      See " -- Stock Awards."
(3) Consists of the value of 1,800 shares of stock ($10.00) allocated under the ESOP (with an aggregate market value of $24,930) and a supplemental executive retirement plan contribution of approximately $43,000.
(4) Consists of the value of 1,262 shares of stock ($10.00) allocated under the ESOP (with an aggregate market value of $17,479) and a supplemental executive retirement plan contribution of approximately $52,000.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to the named executive officers and held by them as of December 31, 2001. The Company has not granted to those named executive officers any stock appreciation rights.

                           Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                           -------------------------------------------------------------------------
                                                                         Number of Securities         Value of Unexercised
                                                                        Underlying Unexercised            In-The-Money
                                                                        Options at FY-End (#)         Options at FY-End ($)
                                                                        ---------------------         ---------------------
                           Shares Acquired
Name                       on Exercise (#)     Value Realized($)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                       ---------------     --------------------   -------------------------   ----------------------------
Barbara J. Mallen               --                    --                    10,890 / 7,260               52,817 / 35,211
Joseph E. Gallagher             --                    --                     8,712 / 5,808               42,253 / 28,169

-----------------------
(1) Based upon an exercise price of $9.25 per share and estimated price of $14.10 at December 31, 2001.

Other Benefits

         Employment Agreement. The Bank has entered into employment agreements with Barbara J. Mallen and Joseph E. Gallagher (the "named executive officers"). Under the agreements, each of the named executive officer's employment may be terminated by the Bank for "just cause" as defined in the agreement. If the Bank terminates such officer without just cause, the officer will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. In the event of the termination of employment in connection with any change in control of the Company or the Bank during the term of the agreement, the named executive officers will be paid in a lump sum an amount equal to 2.99 times their prior five year's average taxable compensation. In the event of a change in control at December 31, 2001, Ms. Mallen and Mr. Gallagher would have been entitled to a lump sum payment of approximately $407,000 and $286,000, respectively.

         Supplemental Executive Retirement Plan ("SERP"). The SERP provides that each officer upon retirement after attaining 18 years of service with the Bank will receive a benefit equal to the value of the deferred compensation account as of the date of termination of employment plus earnings on the account. The benefits are payable in 60 monthly installments and utilize an interest rate of the five-year U.S. Treasury Bond. Upon the death or disability of the officer, all benefits accrued at that time become 100% vested, and the officer or his estate may receive the benefits accrued under the plan as of the date of termination of employment. Upon a change in control of the Bank or the Company, all accrued benefits become 100% vested. For the fiscal year ended December 31, 2001, Ms. Mallen and Mr. Gallagher had accrued SERP benefits of approximately $43,000 and $52,000, respectively, and such benefits under the SERP were fully vested for each of the named executive officers. The SERP was amended during the fiscal year ended December 31, 2001.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

        The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2001 fiscal year. The Board of Directors has appointed Snodgrass to be its
accountants  for  the  fiscal  year  ending   December  31,  2002,   subject  to
ratification by the Company's stockholders. A representative of Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania 15223, on or before November 30, 2002. In order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 27, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFSB HOLDING COMPANY, 900 SAXONBURG BOULEVARD, PITTSBURGH, PENNSYLVANIA 15223.

                                  BY ORDER OF THE BOARD OF DIRECTORS




                                  /s/Joseph E. Gallagher
                                  --------------------------------
                                  Joseph E. Gallagher
                                  Secretary

Pittsburgh, Pennsylvania
April 1, 2002

--------------------------------------------------------------------------------
                              SFSB HOLDING COMPANY
                             900 SAXONBURG BOULEVARD
                         PITTSBURGH, PENNSYLVANIA 15223
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of SFSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's office, 900 Saxonburg Boulevard, Pittsburgh, Pennsylvania, on Tuesday, April 30, 2002, at 9:00 a.m., local time, and at any and all adjournments thereof, in the following manner:


                                               FOR               WITHHELD
                                               ---               --------

1.       The election of directors             [ ]                 [ ]
         as nominees listed below
         (except as marked to the contrary:

         Mary Lois Loftus
         Timothy R. Maier

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

        -------------------------------------------------------------------


                                                      FOR   AGAINST    ABSTAIN
                                                      ---   -------    -------

2.       To ratify the appointment of S.R.            [ ]     [ ]        [ ]
         Snodgrass, A.C. as independent accountants for the Company for the fiscal year ending
         December 31, 2002.

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
                                                       -----
propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 1, 2002 and the 2001 Annual Report.


Please check the box if you are planning to attend the Meeting.      [ ]

Dated:                              , 2002
      ------------------------------


-----------------------------                --------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



-----------------------------                --------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------